Lennar’s Acquisition of CalAtlantic Creating a Best-in-Class National Homebuilder October 30, 2017 Exhibit 99.2

Disclaimer Forward Looking Statements  Some of the statements in this Investor Presentation are “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the expected time of the completion of the transaction.  These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Lennar and CalAtlantic operate and beliefs of and assumptions made by Lennar management and CalAtlantic management, involve uncertainties that could significantly affect the financial results of Lennar or CalAtlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger between Lennar and CalAtlantic, including future financial and operating results, the attractiveness of the value to be received by CalAtlantic stockholders, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved market positioning and ongoing business strategies — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in the  forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.  Some of the factors that may affect outcomes and results include, but are not limited to: (i) Lennar’s and CalAtlantic’s ability to obtain requisite approval from their respective stockholders; (ii) Lennar’s and CalAtlantic’s ability to satisfy the conditions to closing of the proposed merger; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) the risk that the announcement or pendency of the transaction will disrupt or harm Lennar’s or CalAtlantic’s business relationships, operating results and business generally; (v) failure to realize the benefits expected from the proposed acquisition; (vi) the risk that the cost savings and any other synergies from the acquisition may not be fully realized or may take longer to realize than expected; (vii) failure to promptly and effectively integrate the acquisition; (viii) other risks related to the completion of the proposed merger and actions related thereto; and (ix) the risks detailed in CalAtlantic’s and Lennar’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of CalAtlantic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Lennar’s Annual Report on Form 10-K for the fiscal year ended November 30, 2016, and their respective most recent Quarterly Reports on Form 10-Q.  There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. It is not possible for the management of either company to predict all the possible risks that could affect it or to assess the impact of all possible risks on the two companies’ businesses. Neither Lennar nor CalAtlantic undertakes any duty to update any forward-looking statements appearing in this document.   Non-GAAP Financial Information  This presentation includes certain non-GAAP financial measures as defined by SEC rules.  Such non-GAAP financial measures are presented as supplemental financial measurements in the evaluation of our business.  We believe the presentation of these financial measures helps investors to assess our operating performance from period to period and enhances understanding of our financial performance and highlights operational trends.  These non-GAAP financial metrics – including Net Homebuilding Debt to Total Capital, and EBITDA – are widely used by investors in the valuation, comparison, rating and investment recommendations of companies in the homebuilding industry.  However, such measurements may not be comparable to those of other companies in our industry, which limits their usefulness as comparative metrics. In addition, Lennar and CalAtlantic may not calculate each of these measurements in the same manner.  Such metrics are not required by or calculated in accordance with GAAP and should not be considered as substitutes for net income or any other measure of financial performance reported in accordance with GAAP or as a measure of operating cash flow or liquidity.

Disclaimer (cont’d) Non-GAAP Financial Information (Cont’d)  For information on how non-GAAP metrics, including Net Homebuilding Debt to Total Capital, and EBITDA, have been calculated in this presentation and for historical reconciliations to the nearest comparable financial measures under GAAP, see supplemental information provided with Lennar’s and CalAtlantic’s respective earnings releases and supplemental data available on the SEC’s website at www.sec.gov, on Lennar’s website at www.lennar.com, or on CalAtlantic’s website at www.calatlantichomes.com.   Additional Information about the Proposed Merger and Where to Find It This communication relates to the proposed merger pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2017, by and among CalAtlantic Group, Inc., Lennar Corporation and Cheetah Cub Group Corp.   In connection with the proposed merger, Lennar expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Lennar and CalAtlantic that also constitutes a prospectus of Lennar, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Lennar and CalAtlantic stockholders when it becomes available. Lennar and CalAtlantic also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Lennar and CalAtlantic with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Lennar with the SEC will be available free of charge on Lennar’s website at www.lennar.com or by contacting Allison Bober, Investor Relations at (305) 485-2038. Copies of the documents filed by CalAtlantic with the SEC will be available free of charge on CalAtlantic’s website at www.calatlantichomes.com or by contacting Michelle Varela, Investor Relations at (949) 789-1651.   Certain Information Regarding Participants Lennar and CalAtlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about Lennar’s executive officers and directors in Lennar’s definitive proxy statement filed with the SEC on March 7, 2017 in connection with its 2017 annual meeting of stockholders and in Form 4s of Lennar’s directors and executive officers filed with the SEC. You can find information about CalAtlantic’s executive officers and directors in CalAtlantic’s definitive proxy statement filed with the SEC on March 31, 2017 in connection with its 2017 annual meeting of stockholders and in Form 4s of CalAtlantic’s directors and executive officers filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Lennar or CalAtlantic using the sources indicated above.   No Offer or Solicitation This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Today’s Presenters 1 Stuart Miller Chief Executive Officer Rick Beckwitt President Jon Jaffe Chief Operating Officer Bruce Gross Chief Financial Officer

Transaction Overview Transaction Structure Strategic business combination involving the exchange of 100% of CalAtlantic’s common stock Fixed exchange ratio of 0.885x Lennar Class A common stock for each CalAtlantic share Optional cash election at $48.26 per share for approximately 20% of CalAtlantic shares MatlinPatterson has agreed to backstop cash election, subject to proration Transaction proposal valued at approximately $9.3bn, inclusive of net debt Scott Stowell, CalAtlantic’s current Executive Chairman, will join the Lennar Board Closing Conditions and Timing Expected to close in 1Q CY2018 Transaction subject to customary closing conditions, SEC review and shareholder approval MatlinPatterson has agreed to vote its ~25% voting interest in favor of the transaction Stuart Miller and the Miller Family Trust have agreed to vote their ~41% voting interest in favor of the transaction Pro Forma Ownership Lennar shareholders: 74% CalAtlantic shareholders: 26% 2

Enhanced Platform Drives Significant Shareholder Value 3 Accretive to Pro Forma FY2018 EPS(1) and Significantly Accretive to FY2019 EPS Significant SG&A synergies and direct cost savings in the amount of $75mm in FY2018 and $250mm in FY2019 Accretive to FY2019 EPS by $0.50 Additional opportunities: production efficiencies, leveraging technology platform, financial services Best-in-Class Industry Margins and Return Profile Top tier pro forma gross margins of ~22%+(2), including direct cost savings Best-in-class returns, with pro forma adj. ROE of ~15%+(3), including synergies Strong Balance Sheet with Ample Liquidity Initial ~45% net homebuilding debt to total capital Significant cash flow generation will allow Lennar to delever quickly Proven Management Team with Successful Execution Track Record Management team has long track record of acquiring public and private companies Recent WCI integration was completed on time and exceeded expectations Source: Public filings, Factset. (1) Excludes one-time merger related and integration costs and purchase accounting inventory adjustments, including backlog write-up, and impact on future gross margin. (2) Calculated as most recently reported last twelve months "LTM" gross margin including $165mm of cost saving synergies. (3) Calculated as most recently reported LTM net income divided by ending period tangible shareholders’ equity, including $250mm of expected annualized SG&A synergies and direct cost savings with 34.0% tax rate applied.

Increased scale driving more efficient operations, with expected direct cost savings and SG&A synergies of $250mm in 2019E $85mm from SG&A synergies $165mm from direct cost savings Opportunity for additional production efficiencies and synergies Leverage Lennar’s Financial Services platform Additional income streams through current technology partnerships and initiatives Deeper local market presence to drive “Builder of Choice” strategy with partners Reduced cycle time Increased inventory turns Better access to labor Acquiring operating communities, with known absorption rates, will provide the right foundation in a land constrained market for future growth Best-in-Class Homebuilding Platform 4 Source: Public filings, Census Bureau. } A top three homebuilder in 24 of the most attractive and fastest growing MSAs, Lennar is building a scaled, best-in-class homebuilding platform Similar Approach to WCI

National and Local Market Scale 5 Source: Public filings, Census Bureau. Market data as of October 27, 2017. (1) Defined by last twelve months “LTM” home sales in top 30 MSAs. (2)Defined as the percentage of the U.S. population living in MSAs that the pro forma company will operate in, as of December 31, 2016. (3) Includes $250mm annualized synergies which are expected to be realized beginning in FY2019. (4) Represents sum of Lennar and CalAtlantic standalone equity market values. Lennar will become the nation’s largest homebuilder with leading market positions(1) and best-in-class gross margins 1,317 active communities serving ~50% of the U.S. population(2) Top 3 positions in 24 of the top 30 MSAs and #1 in 15 MSAs Over 43,000 annual deliveries, ~7% share of U.S. new home sales Industry leading gross margins of approximately ~22%+(3) Approximately $18.5 billion in equity market capitalization(4)

Snapshot of Pro Forma Company 6 Pro Forma(1) MSAs with Top 3 Market Positon(2) 16 11 24 Total Homesites Owned & Controlled 176,142 67,622 243,764 Home Deliveries Last twelve months 28,989 14,683 43,672 Home Sales Revenue Last twelve months $10.6bn $6.6bn $17.2bn Gross Margin Last twelve months (%) 22.3% 21.2% ~22%+ Backlog Value $4.1bn $3.6bn $7.6bn ASP of Backlog $399k $473k $430k + = Source: Public filings and Census Bureau. Market data as of October 27, 2017.Note: Figures based on financial filings for periods ended August 31, 2017 for Lennar and June 30, 2017 for CalAtlantic. (1) Excludes all merger adjustments aside from $250mm annualized synergies which are expected to be realized beginning in FY2019. (2) Represents number of top 3 market share positions in the top 30 MSAs by new home sales. (3) Represents sum of Lennar and CalAtlantic standalone equity market values. Market Equity Value $13.4bn $5.1bn $18.5bn (3)

Creates the Nation’s Largest Homebuilder 7 Market Equity Value – #1 Builder in America Last Twelve Months Home Sales Revenue – #1 Builder in America ($ in billions) ($ in billions) Large Cap Mid Cap (1) Source: Public filings. Market data as of October 27, 2017. Note: Figures based on financial filings for periods ended August 31, 2017 for Lennar and June 30, 2017 for CalAtlantic. (1) Represents sum of Lennar and CalAtlantic standalone equity market values.

Enhances Leading Financial Profile 8 LTM Return on Equity(2) Source: Public filings. Note: Last twelve months “LTM” figures based on financial filings for periods ended August 31, 2017 for Lennar and June 30, 2017 for CalAtlantic. (1) Calculated as most recently reported last twelve months "LTM" gross margin including $165mm of cost saving synergies. (2) Calculated as most recently reported last twelve months "LTM" net income divided by ending period tangible shareholders’ equity. (3) Pro forma Lennar includes transaction adjustments and includes $250mm of expected annualized synergies and cost savings with 34.0% tax rate applied. LTM Gross Margin (1) (3)

Strengthens Geographic Footprint

(Last twelve months "LTM")

West	
Deliveries	7,726
Home Sales Revenue ($mm)	$4,512
ASP ($000s)	$584
Inventory ($mm)	$5,216

Central	
Deliveries	10,403
Home Sales Revenue ($mm)	$3,591
ASP ($000s)	$345
Inventory ($mm)	$2,768



WA
OR
CA
ID
MT
WY
NV
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
MD
DE
PA
NJ
NY
CT
RI
MA
NH
VT
ME

Southwest	
Deliveries	5,764
Home Sales Revenue ($mm)	$2,339
ASP ($000s)	$406
Inventory ($mm)	$2,358

East	
Deliveries	19,779
Home Sales Revenue ($mm)	$6,765
ASP ($000s)	$342
Inventory ($mm)	$6,848

LENNAR

Note: Last twelve months "LTM" for periods ended August 31, 2017 for Lennar and June 30, 2017 for CalAtlantic. Utah and Indiana represent new states for Lennar. Financial reporting segments may differ from geographic breakdown above.

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Leading Position in Top MSAs 10 Source: Public filings, Census Bureau. Transaction doubles Lennar’s #1 market positions and drives Lennar’s “Builder of Choice” strategy with local partners #1 Positions Other Top 3 Positions (Ranked by CY2016 New Home Sales) (Ranked by CY2016 New Home Sales)

Compatible Product Mix Move-Up Active-Adult First-Time 11 Lennar CalAtlantic Lennar CalAtlantic Lennar CalAtlantic Lennar Will have a More Balanced ASP Following the Transaction (ASP, MRQ) Source: Public filings.

Compelling Synergy Opportunity with Potential for Meaningful Upside 12 Synergies Synergy Estimates SG&A Efficiencies – $85mm Streamlining corporate overhead and removing duplicative public company expenses Overlapping regional and divisional operations Anticipated Synergies in 2019 Direct Cost Savings – $165mm National scale Local market concentration Additional Potential Incremental cost savings with increased scale in local markets Leverage Lennar investments in technology Efficiencies from combining Financial Services business Accretive to EPS Accretive to Pro Forma EPS(1) in FY2018 Accretive to FY2019 EPS by $0.50 (1) Excludes one-time merger related and integration costs and purchase accounting inventory adjustments, including backlog write-up, and impact on future gross margin. $75mm FY2018 $250mm FY2019 Competitive positioning enhances purchasing power }

13 Digital Marketing – migrating towards marketing channels that more efficiently reach potential homebuyers Dynamic Pricing Model – provides a dashboard for real-time matching of inventory in order to price and deliver product more efficiently Business Intelligence – data driven operating culture supported by real-time metrics. What we can measure, we can change Wi-Fi CERTIFIED™ – product offering suited to today's consumers demands and superior to existing home offering Technology Enabled Investments and Partnerships – operating efficiencies through technology investments and partnerships Lennar’s investment and initiatives in technology will drive additional efficiencies and operating leverage across the combined platform Upside from Leveraging Lennar’s Technology and Innovation Initiatives

Shortened Land Position Accelerates Cash Generation 14 Total Owned and Controlled Homesites Combined Land Position Inventory Value (By Geography) Owned vs. Controlled Homesites Implied Years Supply(1) Source: Public filings. Note: Figures based on financial filings for periods ended August 31, 2017 for Lennar and June 30, 2017 for CalAtlantic. (1) Defined as owned and controlled homesites over last twelve months “LTM” deliveries. (000s)

Strong Credit Profile With a Commitment to Delevering

- Lennar expects to maintain a strong balance sheet with ample liquidity
- Lennar intends to assume CalAtlantic's existing debt, which is expected to be credit positive for CalAtlantic bond holders
- Despite initial uptick in leverage, Lennar is committed to delevering through significant cash flow generation

Current Credit Ratings

- **Moody's:** Ba1 (stable)
- **S&P:** BB+ (stable)
- **Fitch:** BB+ (positive)

($ in billions)	Lennar (8/31/17)	CalAtlantic (6/30/17)	Pro Forma[1] Combined (Est.)
Unrestricted Homebuilding Cash & Cash Equivalents	$0.6	$0.2	$0.6
Homebuilding Debt	5.5	3.8	10.6
Stockholders' Equity	7.6	4.2	12.3
Goodwill	*0.1*	*1.0*	*2.9*
Credit Metrics:			
Homebuilding debt to total capital	42.2%	47.0%	46.3%
Net Homebuilding debt to total capital	39.6	45.9	45.0
Homebuilding Debt / LTM EBITDA	2.8x	3.8x	3.3x
Net Homebuilding Debt / LTM EBITDA	2.5	3.7	3.1

LENNAR

Source: Public filings, Management estimates. Note: Last twelve months "LTM" figures based on financial filings for periods ended August 31, 2017 for Lennar and June 30, 2017 for CalAtlantic. (1) Estimated and subject to confirmation upon closing of the transaction. Assumes full cash-election is exercised. Pro forma LTM EBITDA includes $250mm of annualized synergies and cost savings by FY2019.

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Progress Roadmap

Oct-17	Mar-18	Jun-18	Sep-18
Announcement to Closing	**1Q 2018 Earnings** *(Est. March 2018)*	**2Q 2018 Earnings** *(Est. June 2018)*	**3Q 2018 Earnings** *(Est. September 2018)*
Preliminary Guidance on Synergies and Gross Margin Expectations **Access Capital Markets for Portion of Cash Purchase Price** **Begin Integration Plan for Post-Closing Period**	**Disclose Purchase Accounting Guidance** – Goodwill – Inventory adjustments, including backlog write-up, and impact on future gross margin – Step-up in FMV accounting for CalAtlantic debt **Provide Updated FY2018 Guidance** – Update on amount and timing of synergies – Provide FY2018 expectation for gross margins and EPS	**Progress on Integration** **Disclose Normalized Gross Margins** **Update FY2018 Guidance** – Provide updates to FY2018 expectation for gross margins and EPS based on integration and broader market conditions	**Material Updates** – Provide update on business integration and timeline for achieving SG&A synergy and cost savings **Provide Initial FY2019 Guidance** – Discuss key operating and financial metrics such as community openings, home deliveries, new orders, gross margin, etc.

LENNAR
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